                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2004
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                                  Langer, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                          0-12991                  11-2239561
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

 450 Commack Road, Deer Park, New York                           11729 - 4510
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 631-667-1200

Item 1.01.        Entry into a Material Definitive Agreement

Silipos, Inc.

On September 22, 2004, Langer, Inc., a Delaware corporation (the "Company"), announced that it entered into a stock purchase agreement (the "Stock Purchase
Agreement") with Silipos, Inc. ("Silipos"), SSL Holdings, Inc., a Delaware
corporation ("SSL"), and LRC North America, Inc., a Delaware corporation (the
"Parent"). The Purchase Agreement, dated September 22, 2004, calls for the
Company to purchase from SSL all of the issued and outstanding shares of capital stock of Silipos. The purchase price for the transaction is $15,500,000; of which $5,000,000 is payable in cash at closing and the balance is payable through the delivery by the Company to SSL of a $7,500,000 secured promissory note due March 31, 2006, and a $3,000,000 promissory note due December 31, 2009.
Up to $2,500,000 of additional payments must be made to SSL under certain circumstances. The purchase price is subject to dollar for dollar reduction to the extent that certain minimum tangible net worth requirements are not met by
Silipos as of the closing date. The transaction is subject to certain closing conditions and is expected to close by the beginning of the fourth quarter of this year.

Pursuant to the Stock Purchase Agreement, SSL and the Parent are also making certain representations and warranties regarding Silipos, providing limited indemnification protection and agreeing to certain non-competition provisions and other agreements. In addition, the Company is agreeing to enter into a supply agreement with SSL International plc., an affiliate of SSL, expiring
December 31, 2005, pursuant to which it will exclusively supply certain products containing mineral oil gels.

A copy of the press release announcing the execution of the Stock Purchase
Agreement is attached hereto as Exhibit 99.1.

Statements in this report may be "forward-looking statements." These statements can be identified by the use of forward-looking terminology such as "believes,"
"expects," "plans," "intends," "estimates," "projects," "could," "may," "will,"
"should", or "anticipates" or the negative thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results covered by the forward-looking statements will be achieved.
Such forward-looking statements include, but are not limited to, those relating to the Company's financial and operating prospects, future opportunities, The
Company's ability to acquire suitable companies and to successfully integrate acquired companies and assets, outlook of customers, and reception of new products, technologies, and pricing. In addition, such forward looking statements involve known and unknown risks, uncertainties, and other factors including those described from time to time in the Company's Registration
Statement on Form S-3, most recent Form 10-K and 10-Q's and other Company filings with the Securities and Exchange Commission which may cause the actual results, performance or achievements of the Company to be materially different from any future results expressed or implied by such forward-looking statements.
Also, the Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if any such risks and uncertainties develop into actual events. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this report or to update them to reflect events or circumstances occurring after the date of this report.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are included pursuant to Item 601 of
Regulation S-K:

         Exhibit 99.1 Press Release dated September 22, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2004

LANGER, INC.

By:  /s/ Andrew H. Meyers
     --------------------
         Andrew H. Meyers
         President and Chief Executive Officer

                                  EXHIBIT INDEX

    Number                                Exhibit
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    Exhibit 99.1                          Press Release dated September 22, 2004